Exhibit 99.1

November 2011

NASDAQ: APPY
 AppyScore™
 For Acute Appendicitis Management

NASDAQ: APPY
Important Cautions Regarding Forward-Looking Statements
 Certain statements made in this presentation are "forward-looking statements" of AspenBio Pharma, Inc. (“AspenBio")
 as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that AspenBio believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors AspenBio believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of AspenBio. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including our ability to successfully complete the pilot study and clinical trial activities for AppyScore™ required for FDA submission, obtain FDA clearance, cost effectively manufacture and generate revenues from AppyScore and other new products, execute agreements required to successfully advance the company's objectives, retain the management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, obtain and enforce intellectual property rights, and realize value of intangible assets.
 Furthermore, AspenBio does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this presentation should be considered in conjunction with the risk factors contained in AspenBio's most recent Annual Report on Form 10-K as filed with the SEC.
 This presentation is © 2011 AspenBio Pharma, Inc., All Rights Reserved.

NASDAQ: APPY
The AspenBio Solution
 • AspenBio is developing AppyScore, a blood-based
 “Rule-Out” test for Acute Appendicitis in children and
 adolescents
 • Designed to help confirm that patients with abdominal
 pain suspicious for appendicitis are at low to moderate
 risk of the disease so they can be managed
 appropriately
 • Healthcare benefit: Fewer CTs = Reduced radiation
 exposure
 • Hospital benefit: Enhanced decision making, reduced
 cost and increased workflow
 • Pilot study underway: Solid regulatory plan based on
 regulatory feedback
 • Substantial global market potential
 • Significant first mover advantage

Abdominal Pain as Chief ER Complaint:
Up 32% 1999-2008[1] to **8.7 Million**[2]

10.5%
10.0%
10.6%
9.3%
11.1%
9.4%
11.2%
9.1%
11.3%
9.0%
1999-2000
2001-2002
2003-2004
2005-2006
2007-2008
Abd Pain
Chest Pain

EMERGENCY
ADULT & CHILDREN

By both number & percentage of patients, abdominal pain is the most frequent complaint by patients entering emergency rooms[3]

Aspen Bio Pharma

NASDAQ: APPY
Why Focus on the Diagnosis of Abdominal Pain?
Abdominal vs. Chest Pain as % of Total ER Visits
Patients >18 years in U.S., 1999-20081
1Trend is significant (p < 0.05).  Figures are based on 2-year averages. Source: CDC/NCHS, National Hospital Ambulatory Medical Care Survey 1999-2008.
²NHAMCS Data, 2008 ( All reference to abdominal pain are regarding “non- traumatic” abdominal pain)
3 Emer Med Clinics of North Amer 2001 19:123-136

Risk of developing Appendicitis with age
15
10
5
0
Risk (%)
0
20
40
60
80
100
Age (yrs)
Children & Adolescents
Peak Age Group

Appendix

Aspen Bio Pharma

NASDAQ: APPY
…and Why Appendicitis?
• 3.1M CT Scans annually for abdominal
 pain alone2
• 326K appendectomies in U.S. in 20072
• Children & adolescents represent peak
 age group3
• Appendicitis affects 9% men, 7%
 women over lifetime3
1Ind J Radiol Imag 2006 16:4:523-532
2Source: NHDS from CDC 2007 data
3Am Journal of Epidemiology, Addis et al. Johns Hopkins Vol. 132 no. 5
Appendectomy is #1 Reason for Emergency Abdominal Surgery1

CBC for Abdominal Pain Total
6.6M
Total ER Visits for Abdominal Pain
9.6M

Aspen Bio Pharma

NASDAQ: APPY
Abdominal Pain Metrics
Patients Entering ER for Abdominal Pain & Receiving
Complete Blood Count Test (CBC) Annually (millions)
Source of CBC data NHAMCS 2009
 Greater than 50%
 of patients
 suspected of
 appendicitis are
 children,
 adolescents and
 young adults

The Difficulty of Diagnosing Acute Appendicitis

Starts with History & Physical Exam

Experts agree, accurate diagnosis of acute appendicitis is notoriously difficult:

"The diagnostic approach to children with possible appendicitis remains challenging" [1]

"Diagnosis of appendicitis can be challenging even in the most experienced of clinical hands" [2]

Emergency Surgery

Lab Tests

CT Imaging

?

Observation - Conservative Management

Aspen Bio Pharma

[1]Hennelly, Bachur 2011 Curr Opin Pediatr 23(epub ahead of print)
[2]Ann Emerg Med. 2010;55:71-116

NASDAQ: APPY 7

Abdominal Pain Imaging up 123% 1999-2008[1]
Percent of Visits
19.9
25.8
31.2
40.8
44.3
3.4
8.6
4.1
10.8
7.9
13.1
10.9
15.8
15.9
19.1
1999-2000
2001-2002
2003-2004
2005-2006
2007-2008
Chest Pain
Abdominal Pain
Other symptoms

Aspen Bio Pharma

NASDAQ: APPY
Use of ER Abdominal CT Imaging is Rising Rapidly
• Use of advanced medical
 imaging 1 for non-traumatic
 abdominal pain is increasing
• However, “liberal use of CT
 scans in diagnosing
 appendicitis in children has
 not resulted in a decreased
 negative appendectomy
 rate”² (i.e., CT scans did not
 decrease the removal of non-
 diseased appendixes)
Medical imaging (U.S.) in non-traumatic ER visits
Percentage per Symptom 1
Patients >18 years in U.S., 1999-2008
 1 Includes CT, MRI and Ultrasound, ages 18 and older. SOURCE: CDC/NCHS, National Hospital Ambulatory Medical
 Care Survey 1999-2008.
 ² J Pediatr Surg. 2004 Jun;39(6):886-90; discussion 886-90.

Risk of Death from Cancer
500
400
300
200
100
0
Lung cancer
Colon cancer
0
20
40
60
80

Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging
February 2010
Center for Devices and Radiological Health
U.S. Food and Drug Administration
FDA
CDRH

Aspen Bio Pharma

NASDAQ: APPY
• Children are highly vulnerable to the oncogenic, long
 term effects of exposure to high doses of ionizing
 radiation (i.e., from CT)
• Up to 2% of all U.S. cancers will be caused by CT1
• Earlier the exposure, the more likely to die from
 cancer later in life (see chart below)
1N Engl J Med 2007; 357:2277-84
2Larson et. al., Radiology Published online April 5, 2011
Lifetime Attributable Risk of Death from Cancer
per Million Patients Exposed to 10mCy
Age at Exposure (yr)
“Our finding of a substantial increase in the use of CT in children who visit emergency departments in the United States
 underscores the need for special attention to this vulnerable population to ensure that imaging is appropriately ordered, performed, and interpreted.” 2
CT Use in Children Increases Lifetime Cancer Risk

Clinical Study 2010
Pilot Study 2011
% of Pediatric Patients Receiving CT Scan
100%
80%
60%
40%
20%
0%
41%
33%
45%
33%
Lower/Mod Risk
High Risk

Aspen Bio Pharma

NASDAQ: APPY
Further analysis of the 2011 pilot study found that of the 50 low/mod risk subjects who had a
CT, 14 (28%) would have tested negative by our multi-marker diagnostic and hence, could have been more conservatively managed and possibly been spared a CT scan.*
74/181
50/152
57/128
15/45
CT Usage Not Correlated With Appendicitis Risk
*Risk groups in the 2010 clinical  study were based on a modified Alvarado scoring system (9 of the 10 Alvarado items) while the risk groups in the 2011 pilot study were based on a new scoring systems (4 of the 10 Alvarado items).

NASDAQ: APPY
AppyScore Intended Use & Value Proposition
AppyScore is intended to be used as an aid to rule out appendicitis in pediatric and adolescent patients presenting with signs, symptoms and medical history placing them at low to moderate risk of having the disease.
Fits emergency room & laboratory workflow
• Blood-based rule-out test
• Rapid Processing Time and
 throughput
• Data accessible to hospital via
 LIS system
• Easy to deploy & use in any
 hospital setting

Clinical Work Flow with AppyScore
History & Physical Exam
Conservative Management
Spares Radiation Exposure

AppyScore Testing to Help
Rule/Out Appendicitis
CT Scan
Higher Risk
for Further
Evaluation
Risk
Stratification
Signs & Symptoms
of Appendicitis
AppyScore
Test
Negative
Appendectomy
Lower Risk
AppyScore
 Test Positive

Competency Required	AspenBio Status
	Large number of well characterized patient samples	2500 samples with robust clinical information
	Capacity to evaluate large number of potential biomarkers	AspenBio has evaluated 80 potential biomarkers
	Mathematical algorithm to evaluate best correlation of results	AspenBio has developed proprietary algorithm
	Conduct large validation study to determine performance of biomarker panel	AspenBio performing 11+ site, 500 patient pilot study in preparation for pivotal

Aspen Bio Pharma

NASDAQ: APPY
Competencies Match Requirements for Appendicitis Test Development

These cleared multi-market format tests have relatively greater performance characteristics than the cleared single bio-marker test

Aspen Bio Pharma

NASDAQ: APPY
Multi-Marker Approach Enhances Product Performance
Examples of Recent FDA-Cleared Single Marker vs. Multi-marker Tests
FDA-Cleared Test	# Bio- Markers	Application	Sensitivity	Specificity	NPV
CA 125 1	1	Tumor Marker (primarily Ovarian)	77	68	87
Fujirebio - ROMA 2	2	Ovarian Cancer	88	67	96
Vermillion - Ova 11	5	Ovarian Cancer	94	35	93
1 Miller et al. Performance of the American College of Obstetricians and Gynecologists’ Ovarian Tumor Referral
 Guidelines With a Multivariate Index Assay. Obstet Gynecol. 2011; 117(6): 1298-1306
2 Fujirebio press release. 6 Sept 2011

Patient Inclusion / Exclusion Criteria

- Right lower quadrant pain or poorly localized abdominal pain with other features consistent with, or suspicious for, acute appendicitis.
- Appearance of symptoms within prior 72 hours
- Patients between ages of 2 and 20 years old
- No 'advanced imaging' for abdominal pain within the prior two weeks

Blood & Data Collection

- 6 – 8 mLs EDTA plasma (fresh and frozen)
- Patient history, physical exam, CBC attributes employed in 'appendicitis scoring systems'
- Imaging, disposition/treatment and discharge information

Aspen Bio Pharma

NASDAQ: APPY
2011 AspenBio Interim Pilot Study Summary
* Data as of October 2011.
Pilot Study Metrics & Milestones*
Number of Sites	11
Patients Enrolled	406
Prevalence of Appendicitis	28%
% of Patients who Underwent CT	37%
Samples Tested for Multi-Markers	197
Enrollment Completion (~500 Patients)	Nov 11
Follow-up FDA Meeting Request	Q4/11

NASDAQ: APPY
• Ongoing pilot study designed to
 evaluate the performance of
 patented MRP 8/14 biomarker
 and AspenBio’s Candidate
 Multi-Marker Panel
• Interim analysis pilot study
 results indicate use of multiple
 biomarkers as diagnostic test
 format provided improved
 outcomes
 • MRP 8/14 biomarker provided
 outcomes generally consistent
 with results noted in prior trials
Interim Data from 2011 Pilot Study (197 Patients)
MRP 8/14 vs. Candidate Multi-Marker Panel
• Preliminary results are encouraging, but are not conclusive
• Additional development work, analysis and completion of the full 500-patient study is necessary prior to commencement of a pivotal trial
• *All three improvements using the multi-marker test are
 collectively important
	MRP 8/14		Multi-Marker
	Results	95% CI	Results*	95% CI
Sensitivity	90%	74 - 96	95%	87 - 99
Specificity	33%	25 - 42	40%	35 - 52
NPV	93%	81 - 98	97%	93 - 99

NASDAQ: APPY
1 Thachil et al. Amer J of Med 123:1 pp 17-19 (2009)
FDA Guidance Suggests Following D-Dimer Assay Model
D-Dimer Aids in
“Ruling Out”
Blood Clots1
AppyScore
designed to Aid
in “Ruling Out”
Appendicitis
D-Dimer and AppyScore
Share Similar Regulatory Pathways

	D-Dimer	AppyScore
Condition Being Evaluated	Pulmonary Embolism	Appendicitis
Rule-Out Test to Aid in Patient Management (Low Disease Risk)	Yes	Yes
Probability of the Disease	Low	Low
Use of Pretest Probability	Yes	Yes
Negative Predictive Value	High	High
Specificity	Moderate	Moderate
Competition	Significant	None
Number of Test Manufacturers	14	One

Regulatory & Clinical Activities in Preparation for Pivotal Trial

Pilot Study

Methodology

- 12 Hospitals
- Interim Analysis Completed
- Final Analysis Expected Q4/11
- Protocol Similar to Pivotal Trial

Desired Output

- Initial Assay Performance
- Derive Risk Stratification Method
- Finalize Biomarker Panel Configuration
- Prepare for Pivotal Trial

FDA Engagement

- Filed Pre-IDE Package June 2011
- Pre-IDE Meeting August 2011
- Pre-IDE Follow-up Meeting Request Q4/11

Requesting FDA Input on:

- Intended Use
- Performance Requirements
- Pivotal Trial Design
- Type of Submission

Aspen Bio Pharma

NASDAQ: APPY 18

Rule Out Test for Appendicitis (Pediatrics)
Appendicitis Diagnostic (All Patients)
Abdominal Pain Diagnostic

Aspen Bio Pharma

NASDAQ: APPY
AspenBio Positioned to Build Product Portfolio for
Abdominal Pain
• AspenBio continues to build a comprehensive understanding of the biology of appendicitis and abdominal pain
• As the result of numerous studies, we have amassed a large & unique store of blood samples with diagnostic information
 • 2,000+ samples, growing to 3,000+ following Pivotal Trial
 • Further study of these samples could provide rare insight into markers related to other causes of abdominal pain
• This resource provides AspenBio a head start in the development of diagnostic products focused on appendicitis and abdominal pain
 Present Next  Future

- **Daryl J. Faulkner** - Prior CEO Digene, (Acquired by QIAGEN), Invitrogen (Merged w/ Life Technologies Corp.), Abbott Laboratories

Aspen Bio Pharma

NASDAQ: APPY
Highly-Experienced Team w/ Strong Track Records of
Success
▪ Steve Lundy - President & CEO
 MicroPhage, GeneOhm Sciences (Acquired by BD),
 Dianon Systems (Acquired by LabCorp), Bayer
 Commercial leadership in several high growth
 diagnostic companies (Dianon, AVL, GeneOhm)
 resulting in combined exit value of >$1 billion
▪ Steve Tyrrell- Head of Research & Development
 Founder & CTO of Eveia Medical, VP R&D Biosafe
 Laboratories, R&D Osborn Laboratories
 Led the Research & Development of 10 commercial
 products with primary emphasis in In Vitro
 diagnostics
▪ Michael Wandell - Clinical & Regulatory Affairs
   Epigenomics, Benaroya Research Institute, Home
 Access Health Corp., Genetic Systems
 Seven major diagnostics cleared or approved by FDA;
 extensive world-wide regulatory approvals
▪ Erik Miller, VP Marketing & Bus. Development
 Biosite (Acquired by Alere), Safety Syringes, & Luminex
 Launched & managed Triage® line, UltraSafe® Safety
 Devices, Luminex 200™ platform & consumable
 (MagPlex®) driving key sustainable high-margin
 businesses
 Directors with diagnostic experience
▪ John Landon - Prior director of Digene, chair of Cholestech, and Vice President and General Manager, DuPont Medical
       Products

NASDAQ: APPY
Summary Capitalization
Market Cap. (10/20/11)	$18.7M
Shares Outstanding*	8.0M
Public Float, est.	7.8M

Ownership Summary
Institutional Holdings, est.	26.4%
Insider Holdings, est.	3.0%
(mrq) - most recent quarter as of June 2011
Key Stats: APPY (NASDAQ CM)
Summary Balance Sheet
Cash & Equiv. (9/30/11)	$4.8M
Total Assets (mrq)	$12.0M
Total Liabilities (mrq)	$5.7M
*Post split as of 8/1/11

NASDAQ: APPY
AspenBio Key Takeaways
 • AppyScore: Designed to Help Confirm that
 Patients with Abdominal Pain Suspicious for
 Appendicitis are at low to Moderate Risk of the
 Disease so they can be Managed Appropriately
 • Patient Benefit: Fewer CTs = Reduced radiation
 exposure
 • Hospital Benefit: Enhanced Decision Making,
 Reduced Cost and Increased Workflow
 • Pilot Study Underway: Solid Regulatory Plan
 Based on Regulatory Feedback
 • Recent ISO 13485 Certification Achieved
 • Substantial Global Market Potential
 • Significant First Mover Advantage